Exhibit 10.1

Execution Version

AMENDMENT NO. 2 TO
REVOLVING CREDIT AND TERM LOAN AGREEMENT
dated as of January 7, 2014
among
HEALTHCARE TRUST OF AMERICA HOLDINGS, LP
HEALTHCARE TRUST OF AMERICA, INC.
The Lenders Party Hereto
and
JPMORGAN CHASE BANK, N.A.
as Administrative Agent
and
WELLS FARGO BANK, N.A.,
as Syndication Agent
and
U.S. BANK NATIONAL ASSOCIATION, FIFTH THIRD BANK, CAPITAL ONE, N.A.,
REGIONS BANK, COMPASS BANK and BANK OF MONTREAL,
as Documentation Agents
PNC BANK, N.A. and THE BANK OF NOVA SCOTIA,
as Managing Agents
and
J.P. MORGAN SECURITIES LLC and WELLS FARGO SECURITIES, LLC,
as Joint Bookrunners and Joint Lead Arrangers

AMENDMENT NO. 2 TO REVOLVING CREDIT AND TERM LOAN AGREEMENT
This AMENDMENT NO. 2 TO REVOLVING CREDIT AND TERM LOAN AGREEMENT, dated as of January 7, 2014 (this “Amendment No. 2”), is by and among HEALTHCARE TRUST OF AMERICA, INC., a Maryland corporation (the “Company”), HEALTHCARE TRUST OF AMERICA HOLDINGS, LP, a Delaware limited partnership (the “Borrower”), JPMORGAN CHASE BANK, N.A. and the several other lenders party hereto, including Bank of Montreal as a new Term Loan Lender under the Credit Agreement (in such capacity, the “New Term Loan Lender”), and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (the “Administrative Agent”). Reference is made to that certain Revolving Credit and Term Loan Agreement, dated as of March 29, 2012, as amended by Amendment No. 1 to Revolving Credit and Term Loan Agreement dated as of March 7, 2013 (as so amended, the “Credit Agreement”), by and among the Company, the Borrower, the Lenders referenced therein and the Administrative Agent. Capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement, as amended hereby.
RECITALS
WHEREAS, pursuant to the Credit Agreement, the Lenders have made available to the Borrower a Term Facility of $300,000,000 and a Revolving Facility of $650,000,000;
WHEREAS, the Borrower has requested that the Lenders extend the Maturity Date for the Term Facility, reduce the Applicable Rate for the Term Facility, and make other amendments to the Credit Agreement, and the Lenders are willing to make such changes as set forth below;
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:
SECTION 1. AMENDMENTS TO CREDIT AGREEMENT. As of the Amendment Effective Date (as defined in Section 4 hereof), the Credit Agreement is hereby amended as follows:
1.1    Applicable Rate for Term Facility. The table in clause (ii) of the definition of “Applicable Rate” set forth in Section 1.1 of the Credit Agreement is restated in its entirety to read as follows:

RATINGS LEVEL	MOODY’S/ S&P APPLICABLE CREDIT RATING	BASE RATE - APPLICABLE RATE	LIBOR RATE ‑ APPLICABLE RATE
Level I Rating	Baa1/BBB+ or higher	0.05%	1.05%
Level II Rating	Baa2/BBB	0.20%	1.20%
Level III Rating	Baa3/BBB-	0.50%	1.50%
Level IV Rating	Below Baa3/BBB-	0.95%	1.95%

1.2    Capitalization Rate. The definition of “Capitalization Rate” set forth in Section 1.1 of the Credit Agreement is restated in its entirety to read as follows:
“Capitalization Rate” means 7.0% for Medical Office/Office Properties, and 8.0% for Other Properties.

1.3    Maturity Date for Term Facility. The definition of “Maturity Date” set forth in Section 1.1 of the Credit Agreement is restated in its entirety to read as follows:
“Maturity Date” means (a) March 29, 2016 for the Revolving Facility and (b) January 31, 2018 for the Term Facility; provided that the Borrower may, at its option (which shall be binding on the Lenders), by written notice to the Administrative Agent (which shall promptly notify each of the Lenders) given at least thirty (30) but no more than sixty (60) days prior to the then applicable Maturity Date, extend the Maturity Date with respect to either or both of the Revolving Facility and the Term Facility for up to one (1) year (to not later than March 29, 2017 in the case of the Revolving Facility and January 31, 2019 in the case of the Term Facility) so long as (A) no Default or Event of Default shall have occurred and be continuing on the date of such written notice, (B) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the date of such written notice as if made on and as of such date (unless (x) such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date or (y) such representations and warranties are qualified as to “materiality”, “Material Adverse Effect” or similar language, in which case such representations and warranties shall be true and correct in all respects taking into account such language), and (C) the Borrower pays, on or prior to the then applicable Maturity Date, an aggregate extension fee equal to (i) 0.20% of the amount of the then existing Revolving Commitments being extended (to the Administrative Agent for the ratable benefit of the Revolving Lenders), in the case of the extension of the Maturity Date for the Revolving Facility, plus (ii) 0.15% of the then outstanding principal amount of the Term Loans being extended (to the Administrative Agent for the ratable benefit of the Term Loan Lenders), in the case of the extension of the Maturity Date for the Term Facility. Any reference herein to the term “Maturity Date” shall be a reference to the Maturity Date for the Revolving Facility and/or the Maturity Date for the Term Facility, as the context may require.

1.4    Continuation of Eurodollar Borrowings. Section 2.8(e) of the Credit Agreement is amended by restating the first sentence of such Section 2.8(e) in its entirety to read as follows:
“If the Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be automatically continued as a Eurodollar Borrowing with an Interest Period of one month.”

1.5    Adjustments of Term Loans. Schedule 2.1 to the Credit Agreement is deleted in its entirety and Schedule 2.1 to this Amendment No. 2 is substituted in place thereof.
On the Amendment Effective Date, the New Term Loan Lender shall make a Term Loan to the Borrower in the amount of its Term Loan Commitment set forth on Schedule 2.1 attached to this Amendment No. 2. From and after the Amendment Effective Date, the New Term Loan Lender shall become and shall be deemed to be a Term Loan Lender for all purposes of the Credit Agreement, and each reference to the Term Loan Lenders in the Credit Agreement shall be deemed to include the New Term Loan Lender.
On the Amendment Effective Date, the Borrower shall repay the outstanding principal amount of the Term Loans made by each of Sumitomo Mitsui Banking Corporation and National Bank of Arizona (the “Exiting Lenders”), and each of the Exiting Lenders shall cease to be a Term Loan Lender under the Credit Agreement.
1.6    Representations, Warranties and Agreements of New Term Loan Lender. The New Term Loan Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment No. 2 and to consummate the transactions contemplated hereby and to become a Term Loan Lender under the Credit Agreement and (ii) it meets all the requirements to be an assignee under Section 9.4 of the Credit Agreement (subject to such consents, if any, as may be required thereunder).
SECTION 2.     REPRESENTATIONS AND WARRANTIES OF THE BORROWER AND THE COMPANY
In order to induce the Lenders and Administrative Agent to enter into this Amendment No. 2, the Borrower and the Company each represents and warrants to the Lenders and Administrative Agent that the following statements are true, correct and complete:
(i)    each of the Borrower and the Company has the requisite power and authority to make, deliver and perform its obligations under the Credit Agreement as amended by this Amendment No. 2 (the “Amended Agreement”);
(ii)    each of the Borrower and the Company has taken all necessary organizational action to authorize the execution, delivery and performance of this Amendment No. 2;
(iii)    no consent or approval of, registration or filing with, or any other action by any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment No. 2, except consents, approvals, registrations, and filings which have been obtained or made and are in full force and effect;

(iv)    the execution, delivery and performance of this Amendment No. 2 (a) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of any Group Member or any order of any Governmental Authority, (b) will not violate any indenture, agreement or other instrument binding on any Group Member, except for any such violation which could not reasonably be expected to have a Material Adverse Effect, and (c) will not result in the creation or imposition of any Lien on any asset of any Group Member other than Permitted Encumbrances.
(v)    this Amendment No. 2 and the Amended Agreement have been duly executed and delivered by the Borrower and the Company and are the legal, valid and binding obligations of Borrower and the Company, enforceable against the Borrower and the Company in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);
(vi)    the representations and warranties of the Borrower and the Company contained in Section 3 of the Credit Agreement are and will be true and correct in all material respects on and as of the date hereof and the Amendment Effective Date to the same extent as though made on and as of such dates, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date; and
(vii)    no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment No. 2 that would constitute a Default or Event of Default.
SECTION 3.     ACKNOWLEDGEMENT AND CONSENT OF THE GUARANTOR
The Company has read this Amendment No. 2 and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment No. 2, the obligations of the Company under each of the Loan Documents to which the Company is a party shall not be impaired and each of the Loan Documents to which the Company is a party is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.
Each of the Company and the Borrower hereby acknowledges and agrees that the Guarantied Obligations under, and as defined in, the Guaranty, dated as of March 29, 2012, by and among the Company, Borrower, and the Administrative Agent (the “Guaranty”) will include all Obligations under, and as defined in, the Credit Agreement (as amended hereby).
The Company acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment No. 2, the Company is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment No. 2 and (ii) nothing in the Credit Agreement, this Amendment No. 2 or any other Loan Document shall be deemed to require the consent of the Company to any future amendments to the Credit Agreement.

SECTION 4.     CONDITIONS TO EFFECTIVENESS
This Amendment No. 2 shall become effective only upon the satisfaction of the following conditions precedent (the date of satisfaction of such conditions being referred to as the “Amendment Effective Date”):
A.     The Borrower, the Company, the Administrative Agent, each Term Lender and the Required Lenders shall have indicated their consent hereto by the execution and delivery of the signature pages hereof to the Administrative Agent.
B.     The Administrative Agent shall have received a secretary’s certificate of the Company and the Borrower (i) either confirming that there have been no changes to its organizational documents since March 29, 2012, or if there have been changes to the Company’s or the Borrower’s organizational documents since such date, certifying as to such changes, and (ii) certifying as to resolutions and incumbency of officers with respect to this Amendment No. 2 and the transactions contemplated hereby.
C.     The Administrative Agent shall have received all reasonable out-of-pocket costs and expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel for which the Borrower agrees it is responsible pursuant to Section 9.3 of the Credit Agreement), incurred in connection with this Amendment No. 2.
D.     Execution and delivery to the Administrative Agent by the Borrower of a Note in favor of the New Term Loan Lender in the amount of its Term Loan to be made on the Amendment Effective Date.
E.     Delivery to the Administrative Agent by O’Melveny & Myers LLP, as counsel to the Borrower, of an opinion addressed to the Lenders and the Administrative Agent in form and substance reasonably satisfactory to the Administrative Agent.
F.     Payment by the Borrower of any agreed upon compensation to the Lenders and the Administrative Agent.
SECTION 5.     MISCELLANEOUS
A.     Reference to and Effect on the Credit Agreement and the Other Loan Documents.
(i)    On and after the effective date of this Amendment No. 2, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.
(ii)    Except as specifically amended by this Amendment No. 2, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii)    The execution, delivery and performance of this Amendment No. 2 shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any of the other Loan Documents.
B.     Headings. Section and subsection headings in this Amendment No. 2 are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 2 for any other purpose or be given any substantive effect.
C.     Applicable Law. THIS AMENDMENT NO. 2 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
D.     Counterparts; Effectiveness. This Amendment No. 2 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.
COMPANY:    HEALTHCARE TRUST OF AMERICA, INC.

By: /s/ Kellie S. Pruitt
Name: Kellie S. Pruitt
Title: Chief Financial Officer

BORROWER:	HEALTHCARE TRUST OF AMERICA HOLDINGS, LP

By:	Healthcare Trust of America, Inc., its General Partner

By: /s/ Kellie S. Pruitt
Name: Kellie S. Pruitt
Title: Chief Financial Officer

[Signature page to Amendment No. 2 to Revolving Credit and Term Loan Agreement]
A/75834896.2

LENDERS:
J.P. MORGAN CHASE BANK, N.A.,
individually and as Administrative Agent
By: /s/ Brendan M. Poe
Name: Brendan M. Poe
Title: Executive Director

[Signature page to Amendment No. 2 to Revolving Credit and Term Loan Agreement]
A/75834896.2

BANK OF MONTREAL

By: /s/ Lloyd Baron
Name: Lloyd Baron
Title: Vice President

[Signature page to Amendment No. 2 to Revolving Credit and Term Loan Agreement]
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DEUTSCHE BANK AG NEW YORK BRANCH

By: /s/ Ming K. Chu
Name: Ming K. Chu
Title: Vice President

By: /s/ Peter Cucchiara
Name: Peter Cucchiara
Title: Vice President

[Signature page to Amendment No. 2 to Revolving Credit and Term Loan Agreement]
A/75834896.2

WELLS FARGO BANK, N.A.

By: /s/ Dale Northup
Name: Dale Northup
Title: Senior Vice President

[Signature page to Amendment No. 2 to Revolving Credit and Term Loan Agreement]
A/75834896.2

U.S. BANK NATIONAL ASSOCIATION

By: /s/ Troy Lyscio
Name: Troy Lyscio
Title: Vice President

[Signature page to Amendment No. 2 to Revolving Credit and Term Loan Agreement]
A/75834896.2

CAPITAL ONE, N.A.

By: /s/ Ashish Tandon
Name: Ashish Tandon
Title: Vice President

[Signature page to Amendment No. 2 to Revolving Credit and Term Loan Agreement]
A/75834896.2

COMPASS BANK

By: /s/ Brian Tuerff
Name: Brian Tuerff
Title: Senior Vice President

[Signature page to Amendment No. 2 to Revolving Credit and Term Loan Agreement]
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FIFTH THIRD BANK, an Ohio banking corporation

By: /s/ Matthew Rodgers
Name: Matthew Rodgers
Title: VP

[Signature page to Amendment No. 2 to Revolving Credit and Term Loan Agreement]
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REGIONS BANK

By: /s/ Brian Higdon
Name: Brian Higdon
Title: AVP

[Signature page to Amendment No. 2 to Revolving Credit and Term Loan Agreement]
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THE BANK OF NOVA SCOTIA

By: /s/ Christopher Usas
Name: Christopher Usas
Title: Director

[Signature page to Amendment No. 2 to Revolving Credit and Term Loan Agreement]
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PNC BANK, NATIONAL ASSOCIATION

By: /s/ Tyler Lowry
Name: Tyler Lowry
Title: Vice President

[Signature page to Amendment No. 2 to Revolving Credit and Term Loan Agreement]
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CITY NATIONAL BANK

By: /s/ Robert Besser
Name: Robert Besser
Title: Senior Vice President

[Signature page to Amendment No. 2 to Revolving Credit and Term Loan Agreement]
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FIRST COMMERCIAL BANK, NEW YORK BRANCH

By: /s/ Jason Lee
Name: Jason Lee
Title: VP & General Manager

[Signature page to Amendment No. 2 to Revolving Credit and Term Loan Agreement]
A/75834896.2